CHOICE FUNDS

                                 ANNUAL REPORT
                                OCTOBER 31, 2000


                               Table of Contents

Choice Focus Fund ..................................................2
      Schedule of Investments  .....................................4
      Statement of Assets and Liabilities ..........................6
      Statement of Operations.......................................7
      Statement of Changes in Net Assets ...........................8
      Financial Highlights .........................................9
Choice Balanced Fund ..............................................10
      Schedule of Investments .....................................11
      Statement of Assets and Liabilities .........................14
      Statement of Operations .....................................15
      Statement of Changes in Net Assets ..........................16
      Financial Highlights ........................................17
Notes to Financial Statements .....................................18

--------------------------------------------------------------------------------
CHOICE FOCUS FUND
------------------------------------OBJECTIVE-----------------------------------
The Choice Focus Fund seeks capital appreciation by investing primarily in 20-30 securities of companies that the portfolio manager believes have superior potential for earnings growth.
--------------------------------------------------------------------------------

(PHOTO)
PERSPECTIVES FROM PAT ADAMS. . .
On October 31, 2000, Choice Funds completed its first year of operation. We had a great year in spite of a very eventful and volatile market. The Choice Focus Fund has performed exceptionally well since its inception date of November 1, 1999 - up 27.81% versus the S&P 500/R Index, which was up only 6.09%.
   The Fund benefited from being nimble, opportunistically purchasing stocks in technology but also in the financial and consumer sectors. Our favorite sector was the optical sector of technology. Healthcare and energy stocks were very strong during the year; however, we had minimal exposure to these sectors. Our performance for the year came primarily in three different months, November 1999, June and August 2000, as our holdings in the technology sector performed well.
   In 1999, the market was extremely strong and almost everything went up - in sharp contrast to this past year when we believe security selection was critical. We are especially pleased with our performance in such a tough environment.
   Mutual funds were originally created to allow small investors the opportunity to invest in a broad portfolio of stocks at a lower cost. Times have changed: there are now over 7,000 mutual funds, many of which, in our opinion, look too much like the overall market. In addition, investors can purchase individual stocks at very low commission rates. We believe investors want funds that have the potential to add significant value and we want to give investors our best.
   At Choice, we look for great companies that we believe can become big investments. We do not limit our potential universe of stocks; we can invest in any size company. We look for companies we believe have strong long-term earnings growth potential, strong or improving fundamentals and reasonable valuations. In our opinion, it is difficult to find many stocks with these strong characteristics, and we do not understand why a fund manager would put money in his/her 50th, 60th, or 100th favorite stock! Accordingly, we will generally own 20-30 core positions in the Choice Focus Fund<F1>. At Choice, it is our goal to pick great stocks and focus on only our best ideas. With fewer positions in our portfolio, we are better able to manage the portfolio on a day-to-day basis and have the ability to quickly sell a position if the need arises. With a limited number of positions to watch over, we also have additional time to evaluate potentially great opportunities for the Fund.
   As we look forward, we are very optimistic about the valuations and earnings growth potential of individual securities. We believe that many of the negative issues bothering the market have been discounted. We had massive corrections in technology stocks during March, April and May due to slowing of overall earnings momentum and high valuation. In May, the Federal Reserve increased rates again-for the sixth time-while the economy was already starting to slow. Earnings, as expected, then became a major concern for the market as the rest of the year unfolded. Oil prices also spiked up during September, which affected European economies that were already struggling. In the U.S., the election deadlock, still not resolved as of this writing, has done nothing to bolster investors' confidence in a somewhat uncertain economic environment. During much of its fiscal year, the Fund held a significant portion of its assets in cash and similar securities as a temporary defensive measure in response to the high volatility among securities in which the Fund normally invests. In addition, our turnover rate was high due to our active management style, the extreme volatility of the equity markets, and our attempt to manage realized taxable gains. The Nasdaq, at

<F1> The Choice Focus Fund is non-diversified, therefore it is more exposed to individual stock volatility and market pressure than a fully diversified fund.

2  I Choice Focus Fund

--------------------------------------------------------------------------------
                                                               CHOICE FOCUS FUND
------------------------------------STRATEGY------------------------------------
 The portfolio manager looks for reasonably priced securities of companies that occupy a dominant position in a market due to size, products or services, and whose growth potential is not yet fully reflected in the company's stock price.
--------------------------------------------------------------------------------

October 31, 2000, off approximately 33% from its high at March 10, 2000, we believe has created some very interesting opportunities. Our primary areas of focus at Choice are: technology, consumer, financials and healthcare. Healthcare, however, is not very inspiring to us at this time. We continue to maintain a big position in technology, which was significantly increased during the second quarter sell-off. We presently anticipate adding additional investments over time in the consumer sector. We believe there are numerous opportunities in the consumer sector as this group has corrected due to a fear of a hard landing in the economy. It is our opinion that the long-term fundamentals are still very strong, and we are evaluating the timing of these purchases.
   We thank you for your support and appreciate your confidence.

--------------------------------------------------------------------------------
                            INVESTMENT RETURNS TABLE
                          Year Ended October 31, 2000

                                                                Total Return
                                                              Since Inception
--------------------------------------------------------------------------------
CHOICE FOCUS FUND (inception date 11-1-99)                         27.81%
--------------------------------------------------------------------------------
S&P 500/R Stock Index                                              6.09%
--------------------------------------------------------------------------------

Performance is historical and does not represent future results. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Investment returns and principal will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund prices change daily and performance may change significantly during periods of market volatility. Visit our web site at www.choicefunds.net for current fund performance information. The Fund achieved its short term performance through investments in favorable markets, new securities issuances and investments in technology, which may not be sustainable. In addition, the Fund has invested a substantial portion of its assets in technology-related companies, and thus is more susceptible to any economic, business or other developments that generally affect those types of companies.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 11-1-99 to 10-31-00


                     CHOICE FOCUS FUND    S&P 500/R STOCK INDEX
                     -----------------    ---------------------
   11-1-99           10,000               10,000
  11-30-99           11,530               10,203
  12-31-99           11,780               10,804
   1-31-00           11,680               10,261
   2-29-00           12,661               10,067
   3-31-00           13,382               11,052
   4-30-00           12,201               10,720
   5-31-00           11,970               10,500
   6-30-00           13,952               10,758
   7-31-00           14,012               10,590
   8-31-00           15,564               11,248
   9-30-00           13,952               10,654
  10-31-00           12,781               10,609

This chart assumes an initial investment of $10,000 made on 11-1-99. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return as reflected in the graph for the months of November, 1999 to Sepetmber, 2000 would be reduced.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this Index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

                                                        Choice Focus Fund I  3

Choice Focus Fund
SCHEDULE OF INVESTMENTS
October 31, 2000

Number of Shares                                                  Value
---------------------------------------------------------------------------
                COMMON STOCKS                     79.5%
                Athletic Footwear                  2.4%
    35,300      Nike, Inc. Class B                            $   1,409,794
                                                              -------------

                Banking                            6.9%
    25,600      Bank of America Corp.                             1,230,400
   141,200      Firstar Corp.                                     2,779,875
                                                              -------------
                                                                  4,010,275
                                                              -------------
                Computers                          2.8%
    30,700      Gateway, Inc.<F1>                                 1,584,427
                                                              -------------

                Computers-Integrated Systems       6.9%
     2,300      Brocade Communications
                   Systems, Inc.<F1>                                522,963
    32,700      Redback Networks, Inc.<F1>                        3,480,506
                                                              -------------
                                                                  4,003,469
                                                              -------------
                Computer-Networking                5.1%
     9,400      Juniper Networks, Inc.<F1>                        1,833,000
    41,700      Stratos Lightwave, Inc.<F1>                       1,102,444
                                                              -------------
                                                                  2,935,444
                                                              -------------
                Cosmetics                          1.9%
    22,800      Avon Products, Inc.                               1,105,800
                                                              -------------

                Financial Services                 1.4%
     8,000      Associated First Capital Corp.                      297,000
    10,400      Household International Inc.                        523,250
                                                              -------------
                                                                    820,250
                                                              -------------
                Forestry                           1.1%
    13,300      Weyerhauser Co.                                     624,269
                                                              -------------

                Internet                           6.0%
    47,000      Infospace.com, Inc.<F1>                             945,875
    27,000      Phone.com, Inc.<F1>                               2,499,187
                                                              -------------
                                                                  3,445,062
                                                              -------------

                Manufacturing                      1.6%
    16,700      Tyco International, Ltd.                            946,681
                                                              -------------

See notes to financial statements.

4  I Choice Focus Fund

Choice Focus Fund
SCHEDULE OF INVESTMENTS  (continued)
October 31, 2000

Number of Shares                                                   Value
---------------------------------------------------------------------------
                Retail                             9.3%
    65,500      Abercrombie & Fitch Co.<F1>                      $1,543,344
    30,500      American Eagle Outfitters, Inc.<F1>               1,050,344
    92,800      Consolidated Stores Corp.<F1>                     1,102,000
    51,200      Federated Department Stores, Inc.<F1>             1,667,200
                                                              -------------
                                                                  5,362,888
                                                              -------------

                Semiconductors                     23.0%
    43,300      Applied Micro Circuits Corp.<F1>                  3,307,037
    44,900      Bookman Technology plc ADR<F1>                    1,512,569
     7,000      Broadcom Corp.<F1>                                1,556,625
    25,000      Integrated Device Technology, Inc.<F1>            1,407,812
    11,900      SDL, Inc.<F1>                                     3,085,075
    34,900      Vitesse Semiconductor Corp.<F1>                   2,440,819
                                                              -------------
                                                                 13,309,937
                                                              -------------

                Software                           1.1%
    25,000      Cadence Design Systems, Inc.<F1>                    642,188
                                                              -------------

                Telecom/Fiber Optics               6.6%
    32,200      Corning Inc.                                      2,463,300
    47,000      Finisar Corp.<F1>                                 1,354,187
                                                              -------------
                                                                  3,817,487
                                                              -------------
                Telephone                          3.4%
    81,400      WorldCom, Inc.<F1>                                1,933,250
                                                              -------------
                TOTAL COMMON STOCKS
                (cost $43,268,641)                               45,951,221
                                                              -------------
Principal
Amount
---------
                SHORT-TERM INVESTMENT              40.2%
$23,235,533     UMB Bank Money Market Fiduciary                  23,235,533
                                                              -------------
                TOTAL SHORT-TERM INVESTMENT
                (cost $23,235,533)                               23,235,533
                                                              -------------

                TOTAL INVESTMENTS                  119.7%
                (cost $66,504,174)                               69,186,754

                Liabilities less Other Assets      (19.7%)     (11,384,348)
                                                              -------------


                NET ASSETS                         100.0%       $57,802,406
                                                              =============
<F1> Non-income producing
See notes to financial statements.

                                                        Choice Focus Fund I  5

Choice Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
---------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $66,504,174)                        $69,186,754
Receivable for investments sold                                   7,222,911
Receivable for fund shares sold                                     622,084
Interest and dividends receivable                                    83,691
Other assets                                                         22,080
                                                              -------------
Total assets                                                     77,137,520
                                                              -------------

LIABILITIES:
Payable for investments purchased                                19,178,585
Payable for fund shares redeemed                                      5,664
Accrued investment advisory fee                                      50,550
Accrued distribution fee                                             17,248
Accrued expenses                                                     83,067
Total liabilities                                                19,335,114
                                                              -------------
NET ASSETS                                                      $57,802,406
                                                              =============

NET ASSETS CONSIST OF:
Paid in capital                                                 $55,357,277
Accumulated net realized loss on investments                      (237,451)
Net unrealized appreciation on investments                        2,682,580
                                                              -------------
NET ASSETS                                                      $57,802,406
                                                              =============

CAPITAL STOCK (NO PAR VALUE)
Issued and outstanding (unlimited shares authorized)              4,525,494

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
   PRICE PER SHARE                                                   $12.77
                                                               ============
See notes to financial statements.

6  I Choice Focus Fund

Choice Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2000
---------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                          $ 90,258
Interest                                                            672,051
                                                              -------------
                                                                    762,309
                                                              -------------
EXPENSES:
Investment advisory fees                                            424,757
Distribution fees                                                   106,189
Shareholder servicing fees                                           99,594
Fund administration and accounting fees                              59,501
Professional fees                                                    58,075
Federal and state registration fees                                  41,971
Reports to shareholders                                              32,147
Custody fees                                                         23,355
Trustees' fees and related expenses                                  10,146
Other                                                                16,051
                                                              -------------
Total expenses                                                      871,786
                                                              -------------
NET INVESTMENT LOSS                                               (109,477)
                                                              -------------

REALIZED AND UNREALIZED GAINS(LOSSES)
ON INVESTMENTS:
Net realized losses on investments                                (120,946)
Change in unrealized appreciation/depreciation
   on investments                                                 2,682,580
                                                              -------------
NET GAIN ON INVESTMENTS                                           2,561,634
                                                              -------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,452,157
                                                              =============
See notes to financial statements.

                                                        Choice Focus Fund I  7

Choice Focus Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended October 31, 2000
---------------------------------------------------------------------------

OPERATIONS:
Net investment loss                                             $ (109,477)
Net realized losses on investments                                (120,946)
Change in unrealized appreciation/depreciation
   on investments                                                 2,682,580
                                                              -------------
Net increase in net assets resulting from operations              2,452,157
                                                              -------------

DISTRIBUTIONS PAID:
From net realized gains on investments                             (30,407)
                                                              -------------
Net decrease in net assets resulting from
   distributions paid                                              (30,407)
                                                              -------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                      67,332,299
Shares issued to holders in reinvestment of distributions            29,438
Shares redeemed                                                (12,081,081)
                                                              -------------
Net increase in net assets resulting from capital
   share transactions                                            55,280,656
                                                              -------------

TOTAL INCREASE IN NET ASSETS                                     57,702,406
                                                              -------------
NET ASSETS:
Beginning of period                                                 100,000
                                                              -------------
End of period                                                   $57,802,406
                                                              =============

See notes to financial statements.

8  I Choice Focus Fund

Choice Focus Fund
FINANCIAL HIGHLIGHTS
For the Year Ended October 31, 2000
---------------------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE<F1>


NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.02)
Net realized and unrealized gains on investments                       2.80
                                                              -------------
Total Income (Loss) from Investment Operations                         2.78
                                                              -------------

LESS DISTRIBUTIONS PAID:
From net realized gains on investments                               (0.01)
                                                              -------------
Total Distributions Paid                                             (0.01)
                                                              -------------

NET ASSET VALUE, END OF PERIOD                                       $12.77
                                                              =============

TOTAL RETURN                                                         27.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                             $57,802
Ratio of expenses to average net assets                                2.05%
Ratio of net investment loss to average net assets                   (0.26)%
Portfolio turnover rate                                               1,603%

<F1> Selected data for a share of capital stock outstanding throughout the period.

See notes to financial statements.

                                                        Choice Focus Fund I  9

--------------------------------------------------------------------------------
CHOICE BALANCED FUND
------------------------------------OBJECTIVE-----------------------------------
   The Choice Balanced Fund seeks capital appreciation and current income by investing primarily in a diverse group of domestic equity and fixed income securities.
--------------------------------------------------------------------------------

The Choice Balanced Fund<F1> has performed extremely well through this volatile market, up 10.8% since its April 1, 2000 inception, versus the S&P 500/R Index, which was down (4.01%).
   Our performance in the past period was primarily attributable to our positions in the technology, consumer and financial sectors. Although healthcare and energy did well during this year, we had minimal exposure to those groups. We believe that our disciplined stock picking process and our dedication to focus on only our best ideas has served us well in these uncertain market conditions. We have the ability to shift assets between the equity and income components of our fund depending upon our analysis of current market, financial and economic conditions. This flexibility allows us to take advantage of market volatility by waiting until the securities we want to buy are attractively priced. During much of our fiscal year, the Fund held a significant portion of its assets in cash and similar securities as a temporary defensive measure in response to the high volatility among securities in which the Fund normally invests. In addition, our turnover rate was high due to our active management style, the extreme volatility of the equity markets, and our attempt to manage realized taxable gains.
   We believe that appreciation in the Choice Balanced Fund should come primarily from the equities we own and the fixed income securities are there to provide income and to attempt to reduce volatility. This is exactly what happened this year. Our appreciation was largely driven by our equities, but our fixed income did return a steady stream of income.
   At Choice, we determine what stocks we like and build our portfolio one stock at a time, rather than looking at the economy and deciding how much we want in equities or fixed income. We massage the asset allocation as we go along, acquiring more fixed income securities when good stocks are hard to find. The Choice Balanced Fund is required to have at least 25% of its portfolio invested in fixed income securities.
   We thank you for your support and confidence.

<F1> The equity portion of the Choice Balanced Fund's portfolio will generally consist of 30-40 securities, therefore, the Fund is more exposed to individual stock volatility and market pressure than a fund investing in a large number of securities.

--------------------------------------------------------------------------------
                            INVESTMENT RETURNS TABLE
                           Year Ended October 31, 2000      Total Return
                                                        Since Inception<F1>
--------------------------------------------------------------------------------
CHOICE BALANCED FUND (inception date 4-1-00)                  10.80 %
--------------------------------------------------------------------------------
S&P 500/R Stock Index                                         (4.01)%
--------------------------------------------------------------------------------
<F1> Not annualized
--------------------------------------------------------------------------------
Performance is historical and does not represent future results. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. Investment returns and principal will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund prices change daily and performance may change significantly during periods of market volatility. Visit our web site at www.choicefunds.net for current performance information. The Fund achieved its short term performance through investments in favorable markets, new securities issuances and investments in technology which may not be sustainable. In addition, the Fund has invested a substantial portion of its assets in technology-related companies and thus is more susceptible to any economic, business or other developments that generally affect those types of companies.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                           From 4-1-00 to 10-31-00

                  CHOICE BALANCED FUND       S&P 500/R STOCK INDEX
                  --------------------       ---------------------
  4-1-00          10,000                     10,000
 4-30-00          10,410                      9,699
 5-31-00          10,360                      9,500
 6-30-00          11,640                      9,734
 7-31-00          11,650                      9,582
 8-31-00          12,540                     10,177
 9-30-00          11,650                      9,640
10-31-00          11,080                      9,599

This chart assumes an initial investment of $10,000 made on 4-1-00. Total return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced.

The S&P 500/R Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this Index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

10  I Choice Balanced Fund

Choice Balanced Fund
SCHEDULE OF INVESTMENTS
October 31, 2000

Number of Shares                                                    Value
---------------------------------------------------------------------------
                COMMON STOCKS                      53.2%
                Apparel                            0.7%
     7,500      Coach, Inc.<F1>                                    $175,312
                                                              -------------

                Athletic Footwear                  1.3%
     8,400      Nike, Inc. Class B                                  335,475
                                                              -------------

                Banking                            4.8%
    11,700      Bank of America Corp.                               562,331
    36,000      Firstar Corp.                                       708,750
                                                              -------------
                                                                  1,271,081
                                                              -------------
                Business-to-Business               0.8%
     3,400      Commerce One, Inc.<F1>                              218,238
                                                              -------------

                Computers                          0.9%
     4,800      Gateway, Inc.<F1>                                   247,728
                                                              -------------

                Computers-Integrated Systems       3.8%
       600      Brocade Communications Systems, Inc.<F1>            136,425
     8,000      Redback Networks, Inc.<F1>                          851,500
                                                              -------------
                                                                    987,925
                                                              -------------
                Computer-Memory Devises            0.2%
     1,000      StorageNetworks, Inc.<F1>                            63,437
                                                              -------------

                Computer-Networking                1.4%
       700      Juniper Networks, Inc.<F1>                          136,500
     8,600      Stratos Lightwave, Inc.<F1>                         227,363
                                                              -------------
                                                                    363,863
                                                              -------------
                Cosmetics                          1.2%
     6,400      Avon Products, Inc.                                 310,400
                                                              -------------

                Energy-Alternative Sources         0.2%
     5,000      Hydrogenics Corp.<F1>                                60,312
                                                              -------------

                Financial Services                 0.9%
     6,100      Associates First Capital Corp.                      226,463
                                                              -------------

                Forestry                           1.0%
     5,300      Weyerhauser Co.                                     248,769
                                                              -------------
See notes to financial statements.

                                                   Choice Balanced Fund I  11

Choice Balanced Fund
SCHEDULE OF INVESTMENTS  (continued)
October 31, 2000

Number of Shares                                                      Value
---------------------------------------------------------------------------
                Internet                           3.9%
    21,500      Infospace.com, Inc.<F1>                          $  432,688
     6,400      Phone.com, Inc.<F1>                                 592,400
                                                              -------------
                                                                  1,025,088
                                                              -------------
                Manufacturing                      1.0%
     4,500      Tyco International, Ltd.<F1>                        255,094
                                                              -------------

                Retail                             9.3%
    30,900      Abercrombie & Fitch Co.<F1>                         728,081
    13,200      American Eagle Outfitters, Inc.<F1>                 454,575
    42,600      Consolidated Stores Corp.<F1>                       505,875
    23,300      Federated Department Stores, Inc.<F1>               758,706
                                                              -------------
                                                                  2,447,237
                                                              -------------

                Semiconductors                     14.1%
    18,000      Applied Micro Circuits Corp.<F1>                  1,374,750
    17,900      Bookman Technology, Inc. plc ADR<F1>                603,006
       400      Broadcom Corp.<F1>                                   88,950
     2,200      Integrated Device Technology, Inc.<F1>              123,887
     5,800      SDL, Inc.<F1>                                     1,503,650
                                                              -------------
                                                                  3,694,243
                                                              -------------
                Software                           1.1%
    11,000      Cadence Design Systems, Inc.<F1>                    282,563
                                                              -------------

                Telephone                          3.4%
    37,400      WorldCom, Inc.<F1>                                  888,250
                                                              -------------

                Telecom/Fiber Optics               3.2%
     6,600      Corning, Inc.                                       504,900

    12,600      Finisar Corp.<F1>                                   363,038
                                                              -------------

                                                                    867,938
                                                              -------------

                TOTAL COMMON STOCKS
                (cost $13,104,263)                               13,969,416
                                                              -------------
Principal
Amount
---------       BONDS                              28.9%
$  600,000      Amgen, Inc.
                6.21%, 08/27/03                                     590,455
   600,000      Colgate-Palmolive Co.
                6.02%, 08/15/03                                     586,962
See notes to financial statements.

12  I Choice Balanced Fund

Choice Balanced Fund
SCHEDULE OF INVESTMENTS  (continued)
October 31, 2000

Principal
Amount                                                                Value
---------------------------------------------------------------------------
$1,800,000      Conoco, Inc.
                5.9%, 04/15/04                                   $1,735,611
   800,000      DaimlerChrysler NA Holding Co.
                7.125%, 04/10/03                                    799,838
   800,000      Home Savings of America
                6.50%, 08/15/04                                     773,114
   800,000      Household Finance
                6.00%, 05/01/04                                     769,252
   500,000      Lockheed Martin Corp.
                6.85%, 05/15/01                                     498,396
   550,000      Merrill Lynch
                7.48%, 06/13/02                                     554,597
   800,000      TCI Communications, Inc.
                6.375%, 05/01/03                                    783,854
   500,000      Westinghouse Electric Corp.
                6.875%, 09/01/03                                    496,843
                                                              -------------

                TOTAL BONDS
                (cost $7,569,177)                                 7,588,922
                                                              -------------

                SHORT-TERM INVESTMENT              28.6%
 7,500,608      UMB Bank Money Market Fiduciary                   7,500,608
                                                              -------------

                TOTAL SHORT-TERM INVESTMENT
                (cost $7,500,608)                                 7,500,608
                                                              -------------

                TOTAL INVESTMENTS                  110.7%
                (cost $28,174,048)                               29,058,946

                Liabilities less Other Assets      (10.7%)      (2,811,926)
                                                              -------------

                NET ASSETS                         100.0%       $26,247,020
                                                              =============

<F1> Non-income producing
See notes to financial statements.

                                                    Choice Balanced Fund I  13

Choice Balanced Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
---------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $28,174,048)                        $29,058,946
Receivable for investments sold                                   1,885,382
Receivable for fund shares sold                                     409,500
Interest and dividends receivable                                   168,116
Other assets                                                          7,157
                                                              -------------
Total assets                                                     31,529,101
                                                              -------------

LIABILITIES:
Payable for investments purchased                                 4,998,390
Payable for fund shares redeemed                                         98
Accrued investment advisory fee                                      45,263
Accrued distribution fee                                              1,429
Accrued expenses                                                    236,901
                                                              -------------
Total liabilities                                                 5,282,081
                                                              -------------
NET ASSETS                                                      $26,247,020
                                                              =============
NET ASSETS CONSIST OF:
Paid in capital                                                 $26,215,847
Undistributed net investment income                                 177,976
Accumulated net realized loss on investments                    (1,031,701)
Net unrealized appreciation on investments                          884,898
                                                              -------------
NET ASSETS                                                      $26,247,020
                                                              =============

CAPITAL STOCK (NO PAR VALUE)
Issued and outstanding (unlimited shares authorized)              2,368,263

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
   PRICE PER SHARE                                                   $11.08
                                                               ============

See notes to financial statements.

14  I Choice Balanced Fund

Choice Balanced Fund
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2000<F1>
---------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                                          $ 16,973
Interest                                                            367,284
                                                              -------------
                                                                    384,257
                                                              -------------
EXPENSES:
Investment advisory fees                                             83,186
Fund administration and accounting fees                              34,885
Distribution fees                                                    27,729
Shareholder servicing fees                                           27,060
Professional fees                                                    23,531
Reports to shareholders                                              13,241
Custody fees                                                          9,369
Federal and state registration fees                                   7,675
Trustees' fees and related expenses                                   3,087
Other                                                                 2,745
                                                              -------------
Total expenses before waiver and reimbursements                     232,508
Waiver and reimbursements of expenses by Adviser                   (11,242)
                                                              -------------
Net expenses                                                        221,266
                                                              -------------
NET INVESTMENT INCOME                                               162,991
                                                              -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS:
Net realized losses on investments                              (1,031,701)
Change in unrealized appreciation/depreciation
   on investments                                                   884,898
                                                              -------------
NET LOSS ON INVESTMENTS                                           (146,803)
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $16,188
                                                              =============
<F1> Commenced operations on April 1, 2000.

See notes to financial statements.

                                                     Choice Balanced Fund I  15

Choice Balanced Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended October 31, 2000<F1>
---------------------------------------------------------------------------

OPERATIONS:
Net investment income                                             $ 162,991
Net realized losses on investments                              (1,031,701)
Change in unrealized appreciation/depreciation
   on investments                                                   884,898
                                                              -------------
Net increase in net assets resulting from operations                 16,188
                                                              -------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                      31,571,387
Shares redeemed                                                 (5,340,555)
                                                              -------------
Net increase in net assets resulting from capital
   share transactions                                            26,230,832
                                                              -------------

TOTAL INCREASE IN NET ASSETS                                     26,247,020
                                                              -------------
NET ASSETS:
Beginning of period                                                      _
                                                              -------------
End of period (includes undistributed net investment
  income of $177,976)                                           $26,247,020
                                                              =============

<F1> Commenced operations on April 1, 2000.

See notes to financial statements.

16  I Choice Balanced Fund

Choice Balanced Fund
FINANCIAL HIGHLIGHTS
For the Period Ended October 31, 2000<F1>
---------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE<F1>


NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.07
Net realized and unrealized gains on investments                       1.01<F2>
                                                              -------------
Total Income from Investment Operations                                1.08
                                                              -------------

NET ASSET VALUE, END OF PERIOD                                       $11.08
                                                              =============

TOTAL RETURN <F3>                                                    10.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                            $26,247
Ratio of expenses to average net assets <F4><F5>                      2.00%
Ratio of net investment income to average net assets <F4><F5>         1.47%
Portfolio turnover rate <F3>                                           651%

<F1>  Commenced operations on April 1, 2000.
<F2>  The amount shown may not correlate with aggregate gains and losses of portfolio securites due to timing of sales and redemption of Fund shares.
<F3>  Not annualized for periods less than a full year.
<F4>  Net of waiver and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.09%, and the ratio of net investment income to average net assets would have been 1.38% for the period ended October 31, 2000.
<F5>  Annualized

<F1> Selected data for a share of capital stock outstanding throughout the period.

See notes to financial statements.

                                                    Choice Balanced Fund I  17

                                  Choice Funds
                         NOTES TO FINANCIAL STATEMENTS
                                October 31, 2000


(1)  ORGANIZATION

     Choice Funds (the "Trust") was established on July 16, 1999 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Focus Fund and the Balanced Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund that seeks capital appreciation by normally investing in a core position of 20-30 common stocks. The Balanced Fund is a diversified fund that seeks capital appreciation and current income by normally investing in a diverse group of domestic equity and fixed income securities.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     (A)  ORGANIZATION AND PREPAID INITIAL REGISTRATION EXPENSES

          Expenses incurred by the Trust in connection with the organization and the initial public offering of shares are expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit (not to exceed 12 months).

     (B)  INVESTMENT VALUATION

          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days when purchased are valued by the amortized cost method which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Choice Investment Management, LLC (the "Adviser") pursuant to guidelines established by the Board of Trustees.

     (C)  EXPENSES

          The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their average net assets.

18  I Choice Funds

     (D)  FEDERAL INCOME AND EXCISE TAXES

          No federal income tax provision has been made since the Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. For the year ended October 31, 2000, the Balanced Fund incurred a net capital loss of $717,283, which is available to offset future capital gains through 2008.

     (E)  DISTRIBUTIONS TO SHAREHOLDERS

          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Accordingly, at October 31, 2000, reclassifications were recorded to decrease paid in capital by $23,379 and $14,985 and increase accumulated net investment income by $109,477 and $14,985 and increase accumulated net realized loss by $86,098 and $0 for the Focus and Balanced Funds, respectively.

          For the year ended October 31, 2000, 20.94% and 2.45% of the dividends paid from net investment income, including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Focus and Balanced Funds, respectively (unaudited).

     (F)  OTHER

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                                                              Choice Funds I  19

(3)  INVESTMENT ADVISER

     The Funds have an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee at the annual rate of 1.00% and 0.75% of the Fund's average daily net assets for the Focus Fund and the Balanced Fund, respectively. The Adviser agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses did not exceed 2.25% and 2.00% of the Fund's average daily net assets for the Focus Fund and the Balanced Fund, respectively, through October 31, 2000. After such date, the expense limitation was terminated. The Adviser is entitled to recoup from the Funds amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Funds' expenses, including such recouped amounts, do not exceed the stated expense limitations. At October 31, 2000, amounts that are subject to potential recoupment, including amounts the Adviser reimbursed for start-up costs prior to the offering of Fund shares, are as follows:

        Recoverable Through       Focus Fund        Balanced Fund
       -------------------        ----------        -------------
          October 31, 2002          $43,475             $43,475
          October 31, 2003                 _             11,242

(4)  DISTRIBUTION PLAN

     The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of each Fund's average daily net assets.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds for the period ended October 31, 2000 were as follows:


                                   Focus Fund       Balanced Fund
                                  -----------       -------------
     Shares                         5,474,597           2,858,156
     Shares issued to holders in
          reinvestment of
             distributions              2,497                   _
     Shares redeemed                (961,600)           (489,893)
          ----------               ----------          ----------
     Net Increase                   4,515,494           2,368,263
                                   ==========          ==========

20  I Choice Funds

(6)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended October 31, 2000 were as follows:
                                      Focus Fund     Balanced Fund
                                     -----------     -------------
     Purchases
          U.S.Government         $     6,009,824     $   1,485,667
          Other                      522,450,854       115,079,116
     Sales
          U.S.Government               7,361,070         1,485,667
          Other                      477,710,021        93,389,202

     At October 31, 2000, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $66,896,699 and $28,488,466 for the Focus and Balanced Funds, respectively, were as follows:
                                     Focus Fund     Balanced Fund
                                    -----------     -------------

Appreciation                         $3,816,492        $1,126,777
Depreciation                        (1,526,437)         (556,297)
                                    -----------        ----------
Net appreciation on investments      $2,290,055          $570,480
                                    ===========        ==========

                                                              Choice Funds I  21

                       Report of Independent Accountants

To the Board of Trustees and Shareholders of Choice Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Choice Focus Fund and the Choice Balanced Fund (constituting Choice Funds, and hereafter referred to as the "Trust") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP


Milwaukee, Wisconsin
December 14, 2000

22  I Choice Funds

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                                                              Choice Funds I  23

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24  I Choice Funds